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                                                                    Exhibit 23.2

                                                               [CORPORATE LOGO
                                                                Arthur Andersen]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 16, 2002 included in Concord Communications, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Boston, Massachusetts
May 1, 2002